                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        ARISTO INTERNATIONAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        ARISTO INTERNATIONAL CORPORATION
                        152 WEST 57TH STREET, 29TH FLOOR
                            NEW YORK, NEW YORK 10019

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 29, 1996

     NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders (the "Meeting") of Aristo International Corporation (the "Company") will be held at the Company's executive offices at 152 West 57th Street, 29th Floor, New York, New York on Tuesday, October 29, 1996, at 10:00 a.m., New York City time, to consider and act upon the following matters:

          1. The election of three (3) directors of the Company to serve as the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified;

          2. A proposal to amend the Company's Certificate of Incorporation (a) to change its name to "PlayNet Technologies, Inc." and (b) to increase the number of shares of stock that the Company is authorized to issue to 40,000,000, consisting of 1,000,000 shares of preferred stock and 39,000,000 shares of common stock;

          3. A proposal to adopt the Company's 1996 Stock Option Plan (the "1996 Plan"). The 1996 Plan is designed to provide an incentive to key employees, and to consultants and directors who are not employees, of the Company and to offer an additional inducement in obtaining the services of such persons; and

          4. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

     The close of business on October 1, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the Meeting at the offices of the Company, 152 West 57th Street, 29th Floor, New York, New York.

                                          By Order of the Board of Directors,

                                          Yael Cohen
                                          Secretary

New York, New York
October 8, 1996

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH STOCKHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                        ARISTO INTERNATIONAL CORPORATION
                        152 WEST 57TH STREET, 29TH FLOOR
                            NEW YORK, NEW YORK 10019

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 29, 1996

     This Proxy Statement is furnished to the holders of Common Stock, par value $.001 per share ("Common Stock"), of Aristo International Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company ("Proxy" or "Proxies") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, October 29, 1996, at 10:00 a.m., New York City time, at the Company's executive offices at 152 West 57th Street, 29th Floor, New York, New York, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The approximate mailing date of this Proxy Statement is October 8, 1996.

     The close of business on October 1, 1996 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 14,542,437 shares of Common Stock outstanding, which is the only class of voting securities of the Company issued and outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters to come before the Meeting. A majority of the shares entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker nonvotes will be deemed present at the Meeting in determining the presence of a quorum.

     Directors are elected by a plurality of the votes cast at the Meeting (Proposal 1). The affirmative vote of a majority of the shares outstanding and entitled to vote at the Meeting will be required to amend the Company's Certificate of Incorporation to change its name to "PlayNet Technologies, Inc." and to increase the number of shares of stock that the Company is authorized to issue (Proposal 2). The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Meeting will be required to adopt the Company's 1996 Stock Option Plan, which is designed to provide an incentive to key employees, and to consultants and directors who are not employees, of the Company and to offer an additional inducement in obtaining the services of such persons (Proposal 3). Abstentions are considered as shares entitled to vote and, therefore, are effectively negative votes for each of Proposals 2 and 3. Broker nonvotes with respect to any matter are not considered as shares entitled to vote and, therefore, will have no effect on the outcome of the vote on Proposals 2 and 3. The Board of Directors has unanimously recommended a vote in favor of each nominee named in Proposal 1 and in favor of Proposals 2 and 3.

     Unless otherwise specified, all Proxies received will be voted for the election of all nominees named herein to serve as directors and in favor of Proposals 2 and 3. A Proxy may be revoked at any time before its exercise by filing with the Secretary of the Company at the above address an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Meeting and electing to vote in person. Attendance at the Meeting will not in and of itself constitute revocation of a Proxy.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the date hereof, certain information as to the beneficial ownership of the Common Stock by (i) each person known by the Company to own more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table herein under "Executive Compensation" and (iv) all directors and executive officers of the Company as a group.

                 NAME AND ADDRESS                   AMOUNT AND NATURE        PERCENTAGE OF OUTSTANDING
                OF BENEFICIAL OWNER              OF BENEFICIAL OWNERSHIP           SHARES OWNED
    -------------------------------------------  -----------------------     -------------------------
    Shmuel Cohen(1)............................         2,342,631(2)                   15.98%
    c/o Aristo International Corporation
    152 W. 57th Street
    New York, New York 10019
    Yael Cohen.................................        -0-       (3)                       0%
    5 Cove Lane
    Kings Point, NY 11024
    Castellon Limited(1)(4)....................         2,271,421(5)                   15.57%
    Russell Court
    St. Stephens Green
    Dublin, Ireland
    Joseph Ettinger(1)(4)......................         2,271,421(5)                   15.57%
    c/o Castellon Limited
    Russell Court
    St. Stephens Green
    Dublin, Ireland
    Ron Borta..................................         1,127,273(6)                    7.75%
    14 Oak Lane
    Sterling, Virginia 20165
    N.Y. Holdings, Ltd.(1).....................           895,336(7)                    6.11%
    c/o Hertzog, Fox & Neeman
    4 Weizman Street
    Tel Aviv 64239
    Israel
    All directors and executive officers as a
      group
      (3 persons)..............................         4,614,052(2)(8)                31.37%

---------------
(1) Pursuant to a ten year proxy agreement dated June 30, 1992, Mr. Cohen, Castellon Limited and N.Y. Holdings, Ltd. have agreed that for so long as each party is a stockholder of the Company, each party will vote his or their shares of Common Stock, currently constituting approximately 37.15% of the outstanding Common Stock, for the election of up to three directors to be designated by Mr. Cohen, up to two directors to be designated by Castellon Limited and up to one director to be designated by N.Y. Holdings, Ltd. Neither Castellon Limited nor N.Y. Holdings, Ltd. have designated nominees for election as directors at the Meeting. The sole beneficial owner of Castellon Limited is Mr. Joseph Ettinger.

(2) Includes 120,000 shares issuable upon exercise of currently exercisable stock options.

(3) Shmuel Cohen and Yael Cohen are husband and wife and each may be deemed to be the beneficial owner of the shares owned by Mr. Cohen. Mrs. Cohen disclaims beneficial ownership of such shares.

(4) Mr. Ettinger is the President and sole beneficial owner of Castellon Limited and may therefore be deemed to be the beneficial owner of all of the shares of Common Stock owned by Castellon Limited.

(5) Includes 47,273 shares issuable in payment, at the option of the holder, of a $260,000 convertible note.

(6) Includes 181,818 shares owned by Leslie Davis, Mr. Borta's wife.

(7) Includes 120,000 shares issuable upon exercise of a currently exercisable stock option.

(8) Includes 167,273 shares issuable upon the exercise of currently exercisable stock options or in payment of a convertible note held by a corporation controlled by a director.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     At the Meeting, stockholders will elect three (3) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received for the election of Shmuel Cohen, Yael Cohen and Joseph Ettinger (collectively, the "nominees") to serve as directors upon their nomination at the Meeting. All nominees currently serve on the Board of Directors and their terms expire at the Meeting.

     Each nominee has advised the Company of his or her willingness to serve as a director and the Company has no reason to expect that any of the nominees will be unable to stand for election at the date of the Meeting. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

INFORMATION ABOUT NOMINEES

     The following table sets forth information regarding the nominees:

             NAME               AGE              POSITIONS WITH THE COMPANY
------------------------------  ---   ------------------------------------------------
Shmuel Cohen..................  38    President, Chief Executive Officer and Director
Joseph Ettinger...............  57    Director
Yael Cohen....................  36    Secretary and Director

     All directors hold office until their respective successors are elected, or until death, resignation or removal. Officers hold office until the meeting of the Board of Directors following each annual meeting of stockholders and until their successors have been chosen and qualified.

     SHMUEL COHEN founded the Company in May 1990 and has been President, Chief Executive Officer and a Director of the Company since the Company's inception. From December 1987 to June 1990, Mr. Cohen served as Chief Executive Officer of Lamia Enterprises, Ltd., a corporation that developed patented design application processes. From April 1984 to December 1987, Mr. Cohen served as the Chief Executive Officer of Arts, Ltd., a company that researched, patented and produced Soft Art(TM) technology.

     JOSEPH ETTINGER joined the Company as a Director in September 1992. From July 1992 to the present, Mr. Ettinger has been the President and Chief Executive Officer of Castellon Ltd., a non-U.S. financial services company that presently owns approximately 15.57% of the Company's Common Stock. From August 1989 to June 1992, Mr. Ettinger was employed by CLAL (Israel) Ltd., a non-U.S. industrial, multinational conglomerate, in various positions, including Senior Vice President and General Representative (U.S.).

     YAEL COHEN, who is the wife of Shmuel Cohen, has been a Director and Secretary of the Company since May 1990.

OFFICERS AND KEY EMPLOYEES

     PAUL C. MEYER, age 49, joined the Company as Chief Operating Officer in September 1996. From January 1994 to September 1996, Mr. Meyer served in various executive positions at Viacom New Media, a publisher and distributor of multimedia products and a division of Viacom International, Inc., and his last position was Executive Vice President and General Manager-New York. From October 1991 through October 1994, Mr. Meyer served as President of Paul C. Meyer & Associates, Inc., a financial consulting firm. Mr. Meyer has also served as a financial consultant to Automotive Industries, Inc. since September 1989. From February 1990 to September 1991, Mr. Meyer served as President of Superior Toy & Manufacturing Company. From December 1974 to August 1988, Mr. Meyer served in various executive positions with Coleco Industries, Inc., the toy company, his last position being Chief Financial Officer.

     GLENN P. SBLENDORIO, age 40, joined the Company in August 1996 as Senior Vice President and Chief Financial Officer. From July 1993 to August 1996, Mr. Sblendorio served as Chief Financial Officer of Sony Interactive Entertainment, Inc., New York, an international, interactive software company. From October 1981 to July 1993, Mr. Sblendorio served in various positions with the international drug and bio-technology conglomerate, F. Hoffmann La Roche. From March 1992 to July 1993, Mr. Sblendorio served as Vice President of Finance of Roche Molecular Systems, Inc., New Jersey, a biotechnology subsidiary. From January 1990 to March 1992, Mr. Sblendorio served as Controller Europe for F. Hoffmann La Roche, Basel. From July 1989 to January 1990, Mr. Sblendorio served as Vice President of Finance and MIS for Medi Physics, Inc., a radio pharmaceutical imaging product subsidiary of Hoffmann La Roche, Inc.

     NOLAN K. BUSHNELL, age 53, joined the Company as Director of Strategic Planning in June 1996. Mr. Bushnell has served as a consultant to the Company since July 1995. From March 1991 to June 1996, Mr. Bushnell has been self employed as a consultant regarding technical advice and venture capital for Silicon Valley entrepreneurial ventures. From March 1991 to September 1994, Mr. Bushnell was Chairman of Octus, Inc., a producer of computer software. From July 1977 to January 1983, Mr. Bushnell served as Chief Executive Officer of Chuck E. Cheese, a restaurant chain featuring electronic entertainment. From November 1972 to February 1979, Mr. Bushnell served as Chief Executive Officer of Atari Corporation, a manufacturer of video games.

     DAVID ALBERT, age 42, joined the Company as Vice President -- Internal Game Development in August 1996. From January 1993 to August 1996, Mr. Albert served as Group Director, Creative Support for SEGA of America Inc., a video games manufacturing corporation. From September 1990 to January 1993, Mr. Albert was self-employed as a computer consultant. From March 1987 to June 1990, Mr. Albert served as a Producer for Electronic Arts, a video games development company. From September 1984 to February 1987, Mr. Albert served as Vice President of Development and Marketing at Oregon Systems, Inc., a video games manufacturing corporation.

     SCOTT FOLCARELLI, age 31, joined the Company as Vice President -- Hardware in April 1996. From February 1995 to March 1996, Mr. Folcarelli served as Director of MIS at Digital Pictures, an interactive, multimedia entertainment development company. From October 1993 to February 1995, Mr. Folcarelli served as Publishing Systems Senior Editor of the San Francisco Examiner. From September 1986 to September 1993, Mr. Folcarelli served as Digital Lab Manager at The Sacramento Bee.

     IZZY SCHILLER, age 44, joined the Company as Chief Information Officer in June 1996. From April 1983 to the present, Mr. Schiller has served as the President of ComStar Systems, Inc., a computer systems planning and design company, and its wholly owned imaging applications subsidiary, Image Star International, Ltd. From 1994 to the present, Mr. Schiller has also served as President of Internet Services, Inc., the wholly owned connectivity tools and programming subsidiary of ComStar Systems, Inc.

     RITA ZIMMERER, age 40, joined the Company as Vice President -- Software in August 1996. From September 1995 to August 1996, Ms. Zimmerer served as Vice President-Interactive Software at Tiger Electronics, an interactive software company. From January 1994 to August 1995, Ms. Zimmerer served as Vice President of Sales, Marketing and Publishing at Terraglyph Interactive Studios, a developer and publisher of interactive entertainment. From September 1989 to July 1992, Ms. Zimmerer served as Vice President of Sales and Marketing and from July 1992 to January 1994, Executive Vice President and General Manager of Sunsoft USA, a developer and publisher of interactive entertainment. From August 1988 to August 1989, Ms. Zimmerer served as Central Regional Manager of Enesco Imports, a giftware design company. From July 1985 to August 1988, Ms. Zimmerer served as North Central Manager of Tonka Toys, Inc., a manufacturer of childrens' toys.

     WILLIAM R. CRAVENS, age 54, joined the Company as Vice President -- Sales in July 1996. From August 1991 to the present, Mr. Cravens has served as President of Bulldog Amusements, Inc., a location-based video games distribution organization. From August 1987 to August 1991, Mr. Cravens served as Vice President of Sales and Marketing at CapCom USA, a located-based video games distribution organization. From August 1984 to August 1987, Mr. Cravens served as Director of Sales for Nintendo of America, a video games manufacturing corporation.

     PATRICK O. NUNALLY, age 33, joined the Company as Chief Engineer in April 1996. From January 1995 to April 1996, Mr. Nunally served as Vice President of Wave Interactive Network, an interactive entertainment technology enterprise. From January 1994 to December 1994, Mr. Nunally served as a Fellow of VLSI Technology Inc., a multimedia technology development company. From September 1992 to December 1993, Mr. Nunally served as Chief Executive Officer of Intellisys Automation, Inc., a manufacturer of media survey devices. From December 1990 to September 1992, Mr. Nunally served as Chief Executive Officer of E-Metrics, Inc., a multimedia signals processing systems company. From August 1986 to February 1989, Mr. Nunally served as Director of Technology Application for General Dynamics Air Defense Systems.

     AMY R. GURVEY, age 42, joined the Company as Director of Legal and Business Affairs in September 1996. From January 1992 to September 1996, Ms. Gurvey served as Senior Attorney, Law and Business Affairs for Newland Raynor/Cameo Productions in New York and Los Angeles, a television, motion picture and interactive software production company. From November 1990 to September 1991, Ms. Gurvey served as Senior Associate, Intellectual Property, Computer and Entertainment Law for Weil Gotshal & Manges in New York. Ms. Gurvey is admitted to practice law in California and New York.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors is responsible for the management of the Company. During the fiscal year ended October 31, 1995, the Board of Directors held 11 meetings. Each incumbent director attended all meetings of the Board.

     The Company does not presently have a compensation, audit or nominating committee or any committees performing similar functions, however, the Company anticipates creating a compensation committee, which will have power and authority with respect to all matters pertaining to compensation payable by the Company and the administration of employee benefits, deferred compensation and the Company's stock option plans, and an audit committee, which will interact with the Company's accountants, and review accounting policies of the Company, in the near future.

COMPENSATION OF DIRECTORS

     Directors of the Company do not receive fixed compensation for their services as directors; however, the Board of Directors may authorize the payment of a fixed sum to directors for their attendance at regular and special meetings of the Board as is customary for similar companies. Directors will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties to the Company. Other than as described above, there are no family relationships among any of the directors or executive officers of the Company.

                             EXECUTIVE COMPENSATION

     Summary Compensation Table

     The following table sets forth information concerning the annual and long term compensation paid during the Company's last three fiscal years, ended October 31, 1995, to Shmuel Cohen, the Company's President and Chief Executive Officer, for services rendered in all capacities to the Company and its subsidiaries. No other executive officer of the Company and its subsidiaries received compensation during the fiscal year ended October 31, 1995 in excess of $100,000.

                                                                                     LONG TERM AWARDS
                                         ANNUAL COMPENSATION                    --------------------------
                            ----------------------------------------------      SECURITIES      RESTRICTED
         NAME AND                                             OTHER ANNUAL      UNDERLYING        STOCK
    PRINCIPAL POSITION      YEAR      SALARY       BONUS      COMPENSATION       OPTIONS          AWARDS
--------------------------  ----      -------      -----      ------------      ----------      ----------
Shmuel Cohen,               1995      $29,167        --         $456,700(1)       40,000            --
  President and Chief       1994           --        --          626,000(1)           --            --
  Executive Officer         1993           --        --          327,000(1)           --            --
  of the Company

---------------
(1) Represents amounts paid to Artmedia Ltd., a corporation controlled by Mr. Cohen, in consideration of Artmedia Ltd. providing the services of Mr. Cohen as Chief Executive Officer of the Company. Mr. Cohen is currently under contract solely to the Company.

     Option Grants in Last Fiscal Year

     The following table sets forth the details of options granted to Mr. Cohen.

                                                      % OF TOTAL
                                      NUMBER OF     OPTIONS GRANTED     EXERCISE
                                       OPTIONS      TO EMPLOYEES IN       PRICE
                NAME                   GRANTED        FISCAL YEAR       PER SHARE      EXPIRATION DATE
------------------------------------  ---------     ---------------     ---------     -----------------
Shmuel Cohen........................   200,000(1)        23.9%            $2.44       December 9, 2005

---------------
(1) 120,000 of these options are currently exercisable.

     Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

     No options were exercised by Mr. Cohen during the fiscal year ended October 31, 1995. The following table contains information, as of the date hereof, concerning the number and value of unexercised options held by Mr. Cohen.

                                                                                  VALUE OF UNEXERCISED
                                              NUMBER OF UNEXERCISED OPTIONS   IN-THE-MONEY OPTIONS HELD AT
                                                 HELD AT FISCAL YEAR-END            FISCAL YEAR-END
                    NAME                       (EXERCISABLE/UNEXERCISABLE)    (EXERCISABLE/UNEXERCISABLE)(1)
--------------------------------------------  -----------------------------   ----------------------------
Shmuel Cohen................................          120,000/80,000               $ 636,000/$424,000

---------------

(1) Based on the fair market value of the underlying securities (the closing bid price of Common Stock on the National Association of Securities Dealers Automated Quotation System -- SmallCap Market) at fiscal year end (October 31, 1995), minus the exercise price.

EMPLOYMENT AGREEMENTS

     Mr. Cohen and the Company have entered into an employment agreement that provides that Mr. Cohen will serve as Chief Executive Officer and President of the Company for a term beginning on May 3, 1995, and ending five years thereafter. Mr. Cohen's compensation under his employment agreement includes a salary of $350,000 per annum and options to purchase 200,000 shares of Common Stock. 120,000 of these options have vested on or before May 3, 1996 and are currently exercisable. The remaining 80,000 options vest on May 3, 1997. The exercise price of each option is $2.44. The employment agreement includes non-solicitation, non-compete and confidentiality provisions. Mr. Cohen and the Company have also entered into a separate agreement that provides contractual protections against changes in or loss of employment in case of a "change of control" (as such term is defined in such agreement) of the Company. Such agreement provides for a lump sum payment equal to 2.99 times Mr. Cohen's "base amount" (as such term is defined in such agreement) if a change of control occurs.

STOCK OPTION PLANS

     The Company currently maintains two (2) stock option plans aside from the 1996 Plan which is being submitted for approval by the stockholders under this Proxy Statement. The Company's 1994 Stock Option Plan (the "1994 Stock Option") provides for the granting of options to key employees (including directors and officers who are key employees) and to consultants, advisors and directors who are not employees, of the Company and its present and future subsidiaries, to purchase up to 500,000 shares of the Company's Common Stock. The Company's 1995 Stock Option Plan (the "1995 Stock Option Plan" and together with the 1994 Stock Option Plan, the "Stock Option Plans") provides for the granting of options to key employees (including directors and officers who are key employees) and to consultants, advisors and directors who are not employees, of the Company and its present and future subsidiaries, to purchase up to 1,000,000 shares of the Company's Common Stock. Options granted under the Stock Option Plans may either be incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options ("NQSOs"). ISOs, however, may only be granted to employees of the Company and its subsidiaries.

     The Stock Option Plans are administered by the Board of Directors. It is intended that a committee (the "Committee") of the Board of Directors consisting of at least two members of the Board (those administering the Stock Option Plans are the "Administrators") within the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") will administer the Stock Option Plans in the near future. It is also intended that the Administrators will be "outside directors" within the meaning of Section 162(m) of the Code.

     Within the limits of the Stock Option Plans, the Committee is authorized to determine, among other things, to whom and the time or times at which options are to be granted, the type of options to be granted, the number of shares which will be subject to any option, the term of each option, the exercise price of each option, the time or times and conditions under which options may be exercised, and such other terms not inconsistent with the Stock Option Plans as the Committee may deem appropriate.

     The exercise price of each option will be determined by the Committee; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company's Common Stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company or is an outside director). Options may be granted for terms determined by the Committee; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company) or is an outside director. The maximum number of shares of the Company's Common Stock for which options may be granted to an employee in any calendar year is 100,000. Each option is payable in full upon exercise or, if the applicable contract permits, in installments. Payment of the exercise price of an option may be made in cash, or, if the applicable contract permits, in shares of the Company's Common Stock or any combination thereof.

     No option may be granted pursuant to the 1994 Stock Option Plan after December 9, 2004 and no option may be granted pursuant to the 1995 Stock Option Plan after July 27, 2000. The Board of Directors may at any time terminate or amend the Stock Option Plans; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) increase the maximum number of shares available for the grant of options (except as a result of the anti-dilution adjustments described above), (b) materially increase the benefits accruing to participants under the Stock Option Plans, or change the eligibility requirements for individuals who may receive options. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without his or her consent.

     As of September 12, 1996, options to purchase 428,333 shares of Common Stock have been granted under the 1994 Stock Option Plan, none of which have been exercised, and options to purchase 1,000,000 shares of Common Stock have been granted under the 1995 Stock Option Plan, none of which have been exercised.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On May 13, 1996, the Company, Ron Borta and Leslie Davis entered into a binding agreement which provides for, among other things, the resignation of Ron Borta and Leslie Davis as officers and/or directors of Borta, Inc. In connection therewith, Mr. Borta and Ms. Davis surrendered all options to purchase Common Stock previously granted to either of them, and Mr. Borta will surrender 357,143 restricted shares of Common Stock previously granted to him, together with any other options, incentive payments or rights related thereto. In connection with their severance, the Company will pay eight months salary, based on their current rates of pay, over a six month period with the remaining balance payable on December 31, 1996. In addition, of $425,000 remaining to be paid to Ron Borta pursuant to his signing bonus with the Company, $5,000 was paid upon the execution of definitive agreements relating to the resignations, $150,000 was paid on August 30, 1996, and the balance is payable on December 31, 1996.

     On July 1, 1995, the Company entered into a consulting agreement with Castellon Limited, a stockholder of the Company which presently owns approximately 15.57% of the Company's Common Stock. Pursuant to this consulting agreement, Castellon Limited is paid a fee of $10,000 per month for consulting services rendered to the Company relating to joint ventures, strategic partnership and investor relations outside the

United States. Prior to July 1, 1995, Castellon Limited provided consulting services to the Company pursuant to other written agreements. During the years ended October 31, 1995 and 1994 and during the cumulative period from June 4, 1990 (inception) to October 31, 1995, the Company paid to Castellon Limited fees totaling approximately $70,000, $75,000 and $228,000, respectively, in consideration of such consulting services. Mr. Joseph Ettinger, a director of the Company, is the President of Castellon Limited.

     On December 29, 1995, the Company issued to Castellon Limited a promissory note in the principal amount of $260,000 in exchange for, and in full payment of the principal and accrued interest on, a note originally issued on August 1, 1995. Under the terms of the new note, the principal amount thereof is due on January 1, 1997, and interest is due and payable in four quarterly installments of $13,000 beginning on April 1, 1996. The Company has agreed to issue, at the option of the holder of the note, up to 47,273 shares of Common Stock, in lieu of cash, in payment of the principal amount of the note (at a price of $5.50 per share). Castellon Limited has given written notice to the Company that it intends to receive payment of the entire principal amount of the note in shares of Common Stock.

     In May 1995, the Company sold to Castellon Limited 33,350 shares of preferred stock, par value $.001 per share ("Preferred Stock"), in consideration of the payment by Castellon Limited of $100,050 in cash. The terms of this Preferred Stock provide for cumulative monthly dividends at a rate per annum equal to 11% of the amount paid by Castellon Limited in consideration of such Preferred Stock, commencing June 15, 1995. So long as any shares of Preferred Stock were outstanding, the Company could not declare, pay, or set apart for payment any dividend or make any other payment on account of any of the shares of Common Stock, unless and until all accrued and unpaid dividends on the shares of Preferred Stock had been paid in full. The shares of Preferred Stock were redeemable at any time at the option of the Company. On May 15, 1996, all of such outstanding shares of Preferred Stock were converted to 18,191 shares of Common Stock at a conversion price of $5.50 per share.

     On September 30, 1994, the Company issued 159,236 shares of Common Stock to Castellon Limited as a result of the conversion of a $200,000 promissory note. In addition, on May 3, 1995, as a result of the merger of Aristo International Corporation, a New York Corporation, with and into the Company, the Company issued to Castellon Limited 38,350 shares of Common Stock pursuant to an anti-dilution provision of this promissory note.

     On June 27, 1996, the Company issued to N. Y. Holdings, Ltd. a promissory note in the principal amount of $330,000 bearing interest at the prime rate, due on October 31, 1996. In connection therewith, the Company granted an option to
N. Y. Holdings, Ltd. to purchase, at any time before December 31, 1996, 120,000 shares of Common Stock for an aggregate price of $660,000. N. Y. Holdings, Ltd. has given written notice to the Company that it intends to exercise the option with respect to 60,000 shares of Common Stock by applying the principal amount of the note to the purchase price therefor (in lieu of any cash payment thereof by the Company).

     During March 1995, the Company issued 115,050 shares of Common Stock to Shmuel Cohen in exchange for original graphic images produced by contemporary artists, with full rights for digital reproduction.

     From June 4, 1990 through September 30, 1995, the Company obtained the services of Shmuel Cohen, its President and Chief Executive Officer, from another company of which Mr. Cohen is the sole stockholder. Fees paid to this company for the services of Mr. Cohen during the fiscal years ended October 31, 1995 and 1994 and for the cumulative period from June 4, 1990 (inception) to October 31, 1995 were approximately $456,700, $626,000 and $2,084,700, respectively. On February 1, 1995, the Company entered into an employment agreement with Shmuel Cohen, to be its President and Chief Executive Officer. Commencing October 1995, the Company began compensating Mr. Cohen as President and Chief Executive Officer pursuant to this employment agreement, and since such date has not paid fees to any other person in connection with the services of Mr. Cohen.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date, or written representations that no reports were required, the Company believes that all reports required to be filed by such persons with respect to the Company's fiscal year ending October 31, 1995 were timely made except that Mr. Cohen, the President, Chief Executive Officer and a director of the Company, failed to timely file one (1) report with regard to one (1) transaction, Mr. Ettinger, a director of the Company, and Castellon Limited, a greater than 10% holder of the Company's Common Stock, each failed to timely file two (2) reports with regard to two (2) transactions and Edward Hughes, the Company's former Chief Financial Officer, failed to timely file one (1) report with regard to one (1) transaction. All of such late reports have been filed with the Securities and Exchange Commission.

                                   PROPOSAL 2
                      PROPOSED AMENDMENT TO THE COMPANY'S
                     CERTIFICATE OF INCORPORATION TO CHANGE
                          THE NAME OF THE COMPANY AND
                           TO INCREASE THE NUMBER OF
                           AUTHORIZED SHARES OF STOCK

     The Board of Directors of the Company, at a meeting held on September 6, 1996 adopted a resolution approving a proposal to amend, subject to stockholder approval, the Company's Certificate of Incorporation to change the name of the Company to "PlayNet Technologies, Inc." The Board of Directors believes that this change of name is in the best interests of the Company and its stockholders and offers definitive advantages. The Board of Directors believes that the new name is more descriptive of its business and that the new name will enhance the success of marketing in the highly competitive entertainment software industry.

     The Board of Directors of the Company, at a meeting held on September 27, 1996, adopted a resolution approving a proposal to amend, subject to stockholder approval, the Company's Certificate of Incorporation to increase the number of shares of stock that the Company is authorized to issue 40,000,000, consisting of 1,000,000 shares of Preferred Stock and 39,000,000 shares of Common Stock. The proposed amendment would increase the number of shares of Common Stock that the Company is authorized to issue from 19,000,000 to 39,000,000 and the number of shares of all classes of stock that the Company is authorized to issue from 20,000,000 to 40,000,000. The Board of Directors believes that the adoption of the proposed amendment is advantageous to the Company and its stockholders because it would provide additional authorized shares of Common Stock that could be used from time to time, without further action or authorization by the stockholders (except as may be required by law or by any stock exchange on which the Company's securities may then be listed), for corporate purposes which the Board of Directors may deem desirable, including, without limitation, stock splits, dividends or other distributions, public or private financings, acquisitions, stock grants, stock options and employee benefit plans.

     The authority of the Board of Directors to issue Common Stock could also potentially be used to discourage attempts by others to obtain control of the Company through merger, tender offer, proxy contest or otherwise by making such attempts more difficult or costly to achieve.

     If the proposed amendment is adopted, there would be 20,588,462 authorized shares of Common Stock that are not outstanding or reserved for issuance.

     Assuming approval of the proposed amendments by the requisite vote of stockholders at the Meeting, it is expected a Certificate of Amendment to the Company's Certificate of Incorporation (the "Amendment") will be filed to effect the name change and increase in the number of authorized shares of stock as promptly as practicable after the Meeting. However, the Board of Directors may abandon or delay the amendments at any time before or after the Meeting and prior to the effective date for the amendments if for any reason the Board of Directors deems it advisable to do so. In addition, the Board of Directors may make any and all changes to the form of Amendment that it deems necessary in order to file the Amendment with the Secretary of State of the State of Delaware and give effect to the proposed name change and increase in the number of authorized shares of stock. Reference is made to the form of the Amendment set forth as Exhibit A attached hereto.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock outstanding and entitled to vote at the Meeting will be required to approve the proposed amendments.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                                   PROPOSAL 3
                           ADOPTION OF THE COMPANY'S
                             1996 STOCK OPTION PLAN

     On September 6, 1996, the Board of Directors adopted, subject to stockholder approval at the Meeting, the Company's 1996 Stock Option Plan (the "1996 Plan"). The 1996 Plan is designed to provide an incentive to key employees (including directors and officers who are key employees), and to consultants and directors who are not employees, of the Company, or any of its subsidiaries, and to offer an additional inducement in obtaining the services of such persons.

     The following summary of certain material features of the 1996 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 1996 Plan, a copy of which is set forth as Exhibit B to this Proxy Statement.

SHARES SUBJECT TO THE OPTION PLAN AND ELIGIBILITY

     The 1996 Plan authorizes the issuance of stock awards and the grant of options to purchase a maximum of 1,500,000 shares of the Company's Common Stock (subject to adjustment as described below) to key employees (including officers and directors who are key employees), to consultants and to directors who are not employees of the Company. Upon expiration, cancellation or termination of unexercised options, the shares of the Company's Common Stock subject to such options will again be available for the grant of options under the 1996 Plan. No options have been granted to date under the 1996 Plan.

TYPE OF OPTIONS

     Options granted under the 1996 Plan may either be ISOs or NQSOs, within the meaning of Section 422 of the Code.

ADMINISTRATION

     The 1996 Plan will be administered by the Board of Directors or a committee of the Board of Directors consisting of at least two members of the Board (those administering the 1996 Plan will be the "Administrators") within the requirements of Rule 16b-3 promulgated under the Exchange Act. It is also intended that each Administrator will be an "outside director" within the meaning of Section 162(m) of the Code.

     Among other things, the Administrators are empowered to determine, within the express limits contained in the 1996 Plan: the employees, consultants and non-employee directors to be granted options, whether an option granted to a key employee is to be an ISO or a NQSO, the number of shares of Common Stock to be subject to each option, the exercise price of each option, the term of each option, the date each option shall become exercisable as well as any terms, conditions or installments relating to the exercisability of each option, whether to accelerate the date of exercise of any option or installment, the form of payment of the exercise price, the amount, if any, required to be withheld with respect to an option, and with the consent of the optionee, to modify an option. The Administrators are also authorized to prescribe, amend and rescind rules and regulations relating to the 1996 Plan and to make all other determinations necessary or advisable for administering the 1996 Plan, and to construe each stock option contract ("Contract") entered into by the Company with an optionee under the 1996 Plan.

TERMS AND CONDITIONS OF OPTIONS

     Options granted under the 1996 Plan will be subject to, among other things, the following terms and conditions:

          (a) The exercise price of each option will be determined by the Administrators; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company's Common Stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

          (b) Options may be granted for terms determined by the Administrators; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

          (c) The maximum number of shares of the Company's Common Stock for which options may be granted to an employee in any calendar year is 250,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

          (d) The exercise price of each option is payable in full upon exercise or, if the applicable Contract permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in shares of the Company's Common Stock or any combination thereof.

          (e) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by him or her (or by his or her legal representative).

          (f) Except as may otherwise be provided in the applicable Contract, if the optionee's relationship with the Company as an employee or consultant is terminated for any reason (other than the death or disability of the optionee), the optionee may exercise the options that were granted to him as an employee or consultant, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. However, if the relationship was terminated either for cause or without the consent of the Company, the option will terminate immediately. In the case of the death of an optionee while an employee or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as may otherwise be provided in the applicable Contract, his or her legal representative or beneficiary may exercise such options, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. Except as may otherwise be provided in the applicable Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. Options are not affected by a change in the status of an optionee so long as he continues to be an employee of, or a consultant to, the Company.

          (g) Except as may otherwise be expressly provided in the applicable Contract, an optionee whose relationship with the Company as a non-employee director ceases (other than as a result of his death or disability) may exercise the options granted to him as a non-employee director, to the extent exercisable on the date of termination, within three months of the date of such termination but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated for cause, the option terminates immediately. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as a non-employee director terminated as a result of his death or disability may exercise such option, to the extent exercisable at the date of death or disability, within one year after the date of such termination but not thereafter and in no event after the date the option would otherwise have expired.

          (h) The Company may withhold cash and/or shares of the Company's Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reasons of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount, in cash, promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

     Appropriate adjustments will be made in the number and kind of shares available under the 1996 Plan, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, as well as the limitation on the number of shares that may be granted to any employee in any calendar year, in the event of any change in the Company's Common Stock by reason of any stock dividend, spin-off, split-up, combination, reclassification, recapitalization, merger in which the Company is not the surviving corporation, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation, any outstanding options shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

DURATION AND AMENDMENT OF THE 1996 PLAN

     No ISO may be granted under the 1996 Plan after September 5, 2006. The Board of Directors may at any time terminate or amend the 1996 Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of options or increase the maximum number of options that may be granted to an employee in any year, (b) change the eligibility requirements for persons who may receive options, or (c) make any change for which applicable law requires stockholder approval. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent.

FEDERAL INCOME TAX TREATMENT

     The following is a general summary of the federal income tax consequences under current tax law of NQSOs and ISOs. It does not purport to cover all of the special rules, including special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

     An optionee will not recognize taxable income for federal income tax purposes upon the grant of a NQSO or an ISO.

     Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Proposed legislation would treat long-term capital gain even more favorably. There can be no assurance, however, that such proposed legislation will be enacted.

     Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

     In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

REQUIRED VOTE

     Approval of the 1996 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this proposal. If the 1996 Plan is not approved by stockholders, the 1996 Plan and any options granted thereunder will not be effective.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1996 PLAN.

GRANTS UNDER 1996 PLAN

     Subject to stockholder approval of the 1996 Plan, set forth below is the number of shares of Common Stock underlying options granted under the 1996 Plan:

                                                             DOLLAR
                      NAME AND POSITION                     VALUE(1)       NUMBER OF OPTIONS
    ----------------------------------------------------- ------------     -----------------
    Shmuel Cohen.........................................          0                  0
    President and Chief Executive Officer
    Executive Officers as a Group........................   $410,000            410,000
    Non-Executive Directors as a Group...................          0                  0
    Non-Executive Officer Employees as a Group...........  1,112,815            976,817

---------------
(1) Based on the excess, if any, of the fair market value on October 8, 1996 of the shares of Common Stock subject to the option over the exercise price of the option.

                                 MISCELLANEOUS

STOCKHOLDER PROPOSALS

     Any stockholder proposal intended to be presented at the 1997 annual meeting of stockholders must be received by the Company no later than July 1, 1997 for inclusion in the Company's proxy statement and form of proxy for that meeting.

SOLICITATION OF PROXIES

     The cost of preparing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement and Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy or personal interview.

ACCOUNTANTS

     Coopers & Lybrand, LLP served as the Company's independent auditors for the fiscal year ended October 31, 1995, and is acting in that capacity for the fiscal year ending October 31, 1996. A representative of Coopers & Lybrand, LLP is expected to be present at the meeting with the opportunity to make a statement if he/she desires to do so and to be available to respond to questions from stockholders.

OTHER MATTERS

     Management of the Company does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

PROXIES

     All stockholders are urged to fill in their choices with respect to the matters to be voted upon, sign and promptly return the enclosed form of Proxy.

                                          By Order of the Board of Directors,

                                          Yael Cohen
                                          Secretary

October 8, 1996

                                   EXHIBIT A

                                    FORM OF
                            CERTIFICATE OF AMENDMENT
                                     TO THE
               RESTATED AND AMENDED CERTIFICATE OF INCORPORATION
                      OF ARISTO INTERNATIONAL CORPORATION

                UNDER SECTION 242 OF THE GENERAL CORPORATION LAW

     It is hereby certified that:

     FIRST: The name of the corporation (hereinafter called the "Corporation") is ARISTO INTERNATIONAL CORPORATION.

     SECOND: The Restated and Amended Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on the 3rd day of May, 1995.

     THIRD: The Amendment to the Restated and Amended Certificate of Incorporation, as heretofore amended and restated, effected by this Certificate of Amendment is as follows:

     (i)  to change the name of the Corporation; and

     (ii) to increase the number of shares of stock that the Corporation is authorized to issue to 40,000,000, consisting of 1,000,000 shares of preferred stock and 39,000,000 shares of common stock.

     FOURTH: To accomplish the change of name of the Corporation, Article FIRST of the Restated and Amended Certificate of Incorporation, relating to the name of the Corporation, is hereby amended to read as follows:

          "FIRST: The name of the corporation (hereinafter called the "Corporation") is PlayNet Technolo-gies, Inc."

     FIFTH: To increase the number of shares of stock that the Corporation is authorized to issue, the first paragraph of Article FOURTH of the Restated and Amended Certificate of Incorporation of the Corporation is amended to read as follows:

          "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 40,000,000, of which (i) 1,000,000 shall be Preferred Stock, par value $.001 per share and (ii) 39,000,000 shall be Common Stock, par value $.001 per share."

     SIXTH: The foregoing Amendment of the Restated and Amended Certificate of Incorporation of the Corporation has been duly authorized and adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Restated and Amended Certificate of Incorporation to be executed by Shmuel Cohen, President and Chief Executive Officer, and attested by
its Secretary, this      day of         , 1996.

                                          --------------------------------------
                                                       SHMUEL COHEN
                                          President and Chief Executive Officer

Attest:

---------------------------------------------------------
              YAEL COHEN
              Secretary

                                   EXHIBIT B

                             1996 STOCK OPTION PLAN
                                       OF
                        ARISTO INTERNATIONAL CORPORATION

     1. PURPOSES OF THE PLAN. This stock incentive plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of ARISTO INTERNATIONAL CORPORATION, a Delaware corporation (the "Company"), or any of its Subsidiaries (as defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified stock options which do not qualify as ISOs ("NQSOs"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

     2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Common Stock, $.001 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 1,500,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable, shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

     3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors or a committee (the "Committee") of the Board of Directors consisting of not less than two directors (those administering the Plan are the "Administrators") within the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (as the same may be in effect and interpreted from time to time, "Rule 16b-3"). A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all of the members of the Committee without a meeting, shall be the acts of the Committee.

     Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine: the key employees, consultants and Non-Employee Directors who shall be granted options; the type of option to be granted to a key employee; the times when an option shall be granted; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option or the shares acquired pursuant to the exercise of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 hereof (the "Contract"), including without limitation, restrictions or contingencies relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 19), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the optionee with the Company, any of its Subsidiaries or a Parent, and to determine whether such restrictions or contingencies have been met;

whether an optionee is Disabled (as defined in Paragraph 19); the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold taxes or other amounts; the fair market value of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification, and further, provided, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any option granted under the Plan, or any amendment to either, which under Rule 16b-3 requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No Administrator or former Administrator shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option hereunder.

     4. ELIGIBILITY. The Administrators may from time to time, in their sole discretion, consistent with the purposes of the Plan, grant options to (a) key employees (including officers and directors who are key employees) of the Company or any of its Subsidiaries, (b) consultants to the Company or any of its Subsidiaries and (c) Non-Employee Directors. Such options granted shall cover such number of shares of Common Stock as the Administrators may determine, in their sole discretion, as set forth in the applicable Contract; provided, however, that the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan (the "162(m) Maximum") shall be 250,000 shares; and further, provided, that the aggregate market value (determined at the time the option is granted in accordance with Paragraph 5) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

     5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators, in their sole discretion, as set forth in the applicable Contract; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

     The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common

Stock shall be determined by the Board of Directors by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

     6. TERM. The term of each option granted pursuant to the Plan shall be such term as is established by the Administrators, in their sole discretion, as set forth in the applicable Contract; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

     7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments)
(a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise (determined in accordance with Paragraph 5) equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock having such value. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.

     The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

     A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or in the case of uncertificated shares, an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

     In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

     8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose relationship with the Company, its Parent and Subsidiaries as an employee or a consultant has terminated for any reason (other than as a result of the death or Disability of the optionee) may exercise the options granted to him as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for Cause (as defined in Paragraph 19), or (b) without the consent of the Company, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, options granted under the Plan to an employee or consultant shall not be affected by any change in the status of the optionee so long as the optionee continues to be an employee of, or a consultant to, the Company, or any of the Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

     For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company, any of its Subsidiaries or a Parent if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

     Except as may otherwise be expressly provided in the applicable Contract, an optionee whose relationship with the Company as a Non-Employee Director ceases for any reason (other than as a result of his death or Disability) may exercise the options granted to him as a Non-Employee Director, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated for Cause, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, options granted to a Non-Employee Director shall not be affected by the optionee becoming an employee of the Company, any of its Subsidiaries or a Parent.

     Nothing in the Plan or in any option granted under the Plan shall confer on any optionee any right to continue in the employ of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the optionee's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

     9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company) or
(c) within one year following the termination of such relationship by reason of his Disability, the options that were granted to him as an employee or consultant may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 19) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

     Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as an employee of, or consultant to, the Company, its Parent and Subsidiaries has terminated by reason of such optionee's Disability may exercise the options that were granted to him as an employee or consultant, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

     Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as a Non-Employee Director ceases as a result of his death or Disability may exercise the options that were granted to him as a Non-Employee Director, to the extent exercisable on the date of such termination, at any time within one year after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired. In the case of the death of the Non-Employee Director, the option may be exercised by his Legal Representative.

     10. COMPLIANCE WITH SECURITIES LAWS. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

     The Administrators may require, in their sole discretion, as a condition to the receipt of an option or the exercise of any option that the optionee execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including without limitation that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or
(ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

     In addition, if at any time the Administrators shall determine, in their sole discretion, that the listing or qualification of the shares of Common Stock subject to any option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuing of shares of Common Stock thereunder, such option may not be granted and such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     11. CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators. The terms of each option and Contract need not be identical.

     12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares which might otherwise be subject to options without payment therefor.

     In the event of (a) the liquidation or dissolution of the Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation, any outstanding options or unvested stock shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

     13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on September 6, 1996. No ISO may be granted under the Plan after September 5, 2006. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law, regulations, rulings or interpretations of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or the 162(m) Maximum, (b) change the eligibility requirements to receive options hereunder or (c) make any change for which applicable law requires stockholder approval. No termination, suspension or amendment of the Plan shall, without the consent of the optionee, adversely affect his rights under any option granted under the Plan. The power of the Administrators to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

     14. NON-TRANSFERABILITY. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

     15. WITHHOLDING TAXES.  The Company, a Subsidiary or Parent may withhold
(a) cash or (b) with the consent of the Administrators, shares of Common Stock to be issued upon exercise of an option having an aggregate fair market value on the relevant date (determined in accordance with Paragraph 5) or a combination of cash and shares, in an amount equal to the amount which the Company, a Subsidiary or Parent determines is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option, or the disposition of the underlying shares of Common Stock. Alternatively, the Company, a Subsidiary or Parent may require the holder to pay to it such amount, in cash, promptly upon demand.

     16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

     The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

     17. USE OF PROCEEDS. The cash proceeds received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

     18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options or restricted stock of a Constituent Corporation (as defined in Paragraph 19) or assume the prior options or restricted stock of such Constituent Corporation.

     19. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Cause" shall mean (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the optionee and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement, and (ii) in all other cases, cause as defined by applicable state law.

          (b) "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

          (c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

          (d) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

          (e) "Non-Employee Director" shall mean a person who is a director of the Company, but is not an employee of the Company, any of its Subsidiaries or a Parent.

          (f) "Parent" shall have the same definition as "parent corporation" in
     Section 424(e) of the Code.

          (g) "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

     20. GOVERNING LAW; CONSTRUCTION. The Plan, the options and Contracts hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions.

     Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

     21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

     22. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy and entitled to vote hereon at the next duly held meeting of the Company's stockholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval; provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before September 5, 1997, the Plan and any options granted hereunder shall terminate.

PROXY

                        ARISTO INTERNATIONAL CORPORATION
                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

    The undersigned holder of Common Stock of ARISTO INTERNATIONAL CORPORATION, revoking all proxies heretofore given, hereby constitutes and appoints Shmuel Cohen and Joseph Ettinger, and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of ARISTO INTERNATIONAL CORPORATION, to be held at the Company's executive offices at 152 West 57th Street, 29th Floor, New York, New York on Tuesday, October 29, 1996, at 10:00 a.m. New York City time, and at any adjournments or postponements thereof.

    The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

    Each properly executed Proxy will be voted in accordance with the specifications made on this Proxy and in the discretion of the Proxies on any other matter that may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR Proposals 2 and 3. Each Proposal has been put forth by the Company.

            PLEASE MARK YOUR CHOICE LIKE THIS IN BLUE OR BLACK INK: X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL LISTED NOMINEES AND FOR PROPOSALS 2 AND 3.

(1.)     Election of three (3) Directors

         / / FOR all nominees listed (except as marked to the contrary)

         / / WITHHOLD AUTHORITY to vote for all listed nominees below

Nominees: Shmuel Cohen, Joseph Ettinger, Yael Cohen

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CIRCLE THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE.)


                       PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

(Continued from other side)

(2.) Proposal to amend the Company's Certificate of Incorporation to change the name of the Company and to increase the number of authorized shares of stock

            / / FOR                  / / AGAINST                / / ABSTAIN

(3.)     Proposal to adopt the Company's 1996 Stock Option Plan

            / / FOR                  / / AGAINST                / / ABSTAIN

(4.) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

                                       WILL ATTEND THE MEETING   /  /

                                       Dated ____________________________ , 1996

                                       _________________________________________


                                       _________________________________________
                                                      Signature(s)

                                        (Signatures should conform to names as
                                        registered. For jointly owned shares,
                                        each owner should sign. When signing as
                                        attorney, executor, administrator,
                                        trustee, guardian or officer of a
                                        corporation, please give full title.)

                                        PLEASE MARK AND SIGN AND RETURN PROMPTLY